UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22839

Eagle Growth and Income Opportunities Fund

(Exact name of registrant as specified in charter)

100 Wall Street, 11th Floor

New York, NY 10005

(Address of principal executive offices) (Zip code)

Stephanie Trell

100 Wall St., 11th Floor

New York, NY 10005

(Name and address of agent for service)

Copies of Communications to:

Stephen H. Bier

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant's telephone number, including area code: (212) 701-4500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report
June 30, 2018 (Unaudited)
Eagle Growth and Income
Opportunities Fund
(NYSE: EGIF)
1-855-456-3927
www.fwcapitaladvisors.com/funds/egif

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited) June 30, 2018

Fellow Shareholders:
On behalf of the management teams of Four Wood Capital Advisors LLC (“FWCA”) and Eagle Asset Management Inc. (“Eagle”), I am pleased to share with you the performance highlights for the Fund for the six-month period ended June 30, 2018, along with market highlights for the same period.
First Half 2018 Market Overview
The U.S. equity markets had an up-and-down first half of 2018 with small-caps, technology and consumer discretionary sectors continuing to outperform. Investors were concerned with ongoing rhetoric around trade wars, interest rate movement and the speculation around possible economic contraction as a result. On the other hand, the tax reform plan is having a more profound impact on small caps which historically have had a higher tax bracket than their larger cap peers. A more indirect impact from the tax code has been the repatriation of overseas cash on the balance sheets of larger multi-national companies. While this has aided the total amount of buybacks which are expected to reach a record in 2018, it has also helped spur a bullish reversal in the U.S. dollar which is a headwind on exports for larger companies who have a greater percentage of revenues overseas. Trade war rhetoric has only increased throughout the first half of 2018. The Trump administration’s approach is proving to have more “bite” as the U.S. and its trading partners impose and retaliate with higher tariffs. This may not improve trade over the near to intermediate team but could have substantial leveling effects globally in the long term. On monetary policy, the Federal Reserve has, as expected, raised the Fed Funds benchmark rate twice so far in first half of 2018 with markets now pricing in ~50% odds for another two hikes in second half. This diverging rate policy relative to global central banks is another tailwind for the dollar, particularly when combined with the increasing pace of quantitative tightening which now stands at $40 billion per month vs. the $10 billion monthly pace started back in October 2017. Another theme in first half of 2018 was the return of volatility. The volatility returned from 2017’s abnormally low levels. Volatility receded in May and June after peaking in February when ETFs based on short-volatility bets blew up following concerns of faster rate increases. The tariff concerns in June showed up in the VIX but not in other volatility measures. Despite all the noise, the Dow and S&P 500 both closed higher in June 2018.
The Fed’s monetary policy recently reached an important turning point: rate hikes are coming faster and for the first time in several years, short-term interest rates in the U.S. are above the rate of inflation. The two-year Treasury note yield was 2.55%, as of June 22, compared with a core inflation rate of 1.8% through the end of April. Policy has moved from easy to neutral and is now entering the “real” tightening stage.
However, it looks like the risk of higher interest rates has largely been priced into U.S. bond markets. At roughly 3%, the 10-year Treasury yield reflects further tightening by the Fed. The most recent set of economic projections released by the Fed on June 13th indicated a median estimate of 3.4% for the peak of the federal funds rate for this cycle and a longer-run estimate of 2.9%.
Until there are signs of slower growth or rising risk aversion, we continue to favor maintaining average portfolio duration in the short to intermediate term, but we’re getting closer to a stage in the business cycle where modestly extending the average duration will begin to look more attractive. For now, the risk/reward trade-off in the yield curve looks most attractive in the two- to five-year range.
Eagle Growth and Income Opportunities Fund Performance
As of June 30, 2018, the Fund had total investments in securities recorded at fair value of  $191.0 million and net assets of  $133.7 million. The Fund’s Net Asset Value (“NAV”) per share decreased from $19.65 at December 31, 2017 to $18.62 at June 30, 2018. The Fund’s leverage as a percentage of Managed Assets (defined as total assets of the Fund, including any assets attributable to borrowings for investment purposes, minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes) as of June 30, 2018 was 30.3%, up slightly from 28.8% at December 31, 2017 due to an increase in borrowings.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018   1

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited) (concluded) June 30, 2018

The Fund was invested in 169 securities at June 30, 2018, across 46 industries. The top 10 holdings covered 24.2% of the Fund’s total investments, and the top 5 industries covered 49.7%. The Fund’s total investments were invested across 7 asset classes as of June 30, 2018, with the top three allocations (as a percentage of total investments held at fair value) to common stock at 50.9%, preferred stock at 20.5%, and corporate bonds at 13.2%. This allocation is consistent with the allocation at the end of 2017. Additionally, the Fund was invested in high yield bond exchange-traded funds, master limited partnerships, mortgage-backed securities and municipal bonds.
During the six-month period ended June 30, 2018, the Fund earned $3.9 million in dividend income (83.0% of total investment income), of which $2.6 million was generated from its common stock holdings, $1.0 million was generated from it preferred stock holdings, and $0.3 million was generated from its exchange-traded funds. The remaining $0.8 million of total investment income was interest earned on the Fund’s portfolio of fixed income instruments. Net of fund expenses, the Fund generated $2.5 million in net investment income for that period.
The Fund declared and paid monthly distributions during the first half of 2018 at $0.073/share.
For the six-month period ended June 30, 2018, the Fund had returns of  (3.00%) and (4.65%) on a NAV and market price basis, respectively. Over that same period, the S&P 500 returned 12.61%(2) and the Barclays U.S. Aggregate Index returned -1.62%(2). Since inception through June 30, 2018, on an annualized basis, the Fund had returns of 4.72% and -2.46% on a NAV and market price basis, respectively, compared to a return on the S&P 500 of 10.77%(2) and on the Barclays U.S. Aggregate Index of 1.73%(2). During the six-month period ended June 30, 2018, the Fund traded at an average discount to NAV of 16.8%(2).
On behalf of the management team and Board of Trustees, I thank you for your continued commitment and investment in the Fund.
Sincerely,
Steven A. Baffico
President — Eagle Growth and Income Opportunities Fund
Managing Partner & CEO — Four Wood Capital Advisors LLC
The views expressed reflect the opinion of Four Wood Capital Advisors LLC, Eagle Asset Management Inc., and Recon Capital Partners LLC as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. FWCA, Eagle and Recon Capital are not obligated to publicly update or revise any of the views expressed herein.

1
S&P 500® Index (registered trademark of The McGraw-Hill Companies, Inc.) is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. It is not possible to invest directly in an index.

2
Source: Bloomberg.

3
Barclays U.S. Aggregate Bond Index is a broad-based index, maintained by Barclays Capital, and is often used to represent investment grade bonds being traded in the United States. The index is comprised of a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States — including government, corporate and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than one year. It is not possible to invest directly in an index.

2   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018

Eagle Growth and Income Opportunities Fund
Performance & Statistics (unaudited) June 30, 2018

EGIF’s Portfolio Composition(1)
Top 10 Holdings(1)
SPDR Bloomberg Barclays High Yield Bond ETF	4.15%
Seagate Technology PLC, Common Stock	2.82%
Cisco Systems, Inc., Common Stock	2.57%
iShares iBoxx $ High Yield Corporate Bond ETF	2.44%
CenturyLink, Inc., Common Stock	2.18%
EPR Properties, Common Stock	2.05%
Southern Co. (The), Common Stock	2.03%
Altria Group, Inc., Common Stock	2.02%
Wells Fargo & Co., Series L, Preferred Stock	1.98%
Bank of Montreal, Common Stock	1.97%
EGIF Total Return
	6 Month	1 Year	Since Inception(2)
Eagle Growth and Income Opportunities Fund
NAV	(3.00%)	0.04%	4.72%
Market Price	(4.65%)	(5.55%)	(2.46%)
S&P 500	12.61%	14.36%	10.77%
Bloomberg Barclays U.S. Aggregate Bond Index	(1.62%)	(0.40%)	1.73%
*
Security represents an ETF which invests primarily in debt securities and is considered a debt security for purpose of the Fund’s allocation between equity and debt securities.

Data shown represents past performance and is no guarantee of future results. Market price and net asset value (NAV) of a Fund’s shares will fluctuate with market conditions. Current performance may be higher or lower than the performance shown.
EGIF’s Industry Allocation(3)(4)
Banks	16.80%
Oil, Gas & Consumable Fuels	10.25%
Real Estate Investment Trusts (REITs)	9.58%
Debt Funds	6.60%
Telecommunications	6.45%
Electric Utilities	4.54%
Agriculture	4.11%
Pharmaceuticals	4.09%
Multi-Utilities	3.69%
Capital Markets	3.32%
Technology Hardware, Storage & Peripherals	3.17%
Communications Equipment	2.57%
Commercial MBS	2.44%
Insurance	2.31%
Hotels, Restaurants & Leisure	1.90%
Automobiles	1.87%
Household Durables	1.34%
Chemicals	1.31%
Industrial Conglomerates	1.29%
Commercial Services	1.26%
Media	1.12%
Transportation Infrastructure	1.10%
Consumer Finance	0.84%
Pipelines	0.78%
Municipal Bonds	0.76%
Venture Capital	0.74%
Oil & Gas Services	0.59%
Miscellaneous Manufacturing	0.54%
Retail	0.53%
Forest Products & Paper	0.51%
Home Builders	0.51%
Other	3.12%
(1)
As a percentage of fair value of total investments held.

(2)
Operations commenced on June 19, 2015.

(3)
As a percentage of fair value of investments.

(4)
Industry classifications are based upon Global Industry Classification Standard (“GICS”).

(5)
Other includes all industries in the Schedule of Investments representing less than 0.50% on an individual basis.

The information shown is subject to change and is provided for informational purposes only. Information is shown as of June 30, 2018. Current information may differ from that shown.

   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018   3

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (unaudited)June 30, 2018

Investments	Shares	Value
COMMON STOCKS – 70.3% (49.3% of Total Investments)
Agriculture – 5.3%
Altria Group, Inc.	67,871	$3,854,394
Philip Morris International, Inc.	40,752	3,290,317
Total Agriculture		7,144,711
Automobiles – 2.4%
Ford Motor Co.	284,978	3,154,707
Banks – 6.8%
Bank of Montreal (Canada)	48,719	3,764,030
Canadian Imperial Bank of Commerce (Canada)	38,595	3,354,678
Umpqua Holdings Corp.	89,243	2,015,999
Total Banks		9,134,707
Chemicals – 1.9%
LyondellBasell Industries NV, Class A (Netherlands)	22,717	2,495,462
Communications Equipment – 3.7%
Cisco Systems, Inc.	114,094	4,909,465
Electric Utilities – 5.3%
PPL Corp.	114,621	3,272,430
Southern Co. (The)	83,537	3,868,598
Total Electric Utilities		7,141,028
Household Durables – 1.9%
Tupperware Brands Corp.	62,109	2,561,375
Industrial Conglomerates – 1.8%
General Electric Co.	180,484	2,456,387
Multi-Utilities – 5.3%
CenterPoint Energy, Inc.	130,871	3,626,435
National Grid PLC, ADR (United Kingdom)	61,017	3,407,800
Total Multi-Utilities		7,034,235
Oil, Gas & Consumable Fuels – 5.1%
Occidental Petroleum Corp.	39,910	3,339,669
TOTAL SA, ADR (France)	57,314	3,470,936
Total Oil, Gas & Consumable Fuels		6,810,605
Pharmaceuticals – 4.9%
Merck & Co., Inc.	45,668	2,772,048
Pfizer, Inc.	103,169	3,742,971
Total Pharmaceuticals		6,515,019
Real Estate Investment Trusts (REITs) – 11.6%
Crown Castle International Corp.	27,655	2,981,762
Digital Realty Trust, Inc.	25,723	2,870,172
EPR Properties	60,433	3,915,454
Highwoods Properties, Inc.	52,894	2,683,313
See accompanying Notes to Financial Statements.
4   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (unaudited) (continued)June 30, 2018

Investments	Shares	Value
COMMON STOCKS (continued)
Real Estate Investment Trusts (REITs) (continued)
Host Hotels & Resorts, Inc.	146,703	$3,091,032
Total Real Estate Investment Trusts (REITs)		15,541,733
Technology Hardware, Storage & Peripherals – 4.0%
Seagate Technology PLC (Ireland)	95,135	5,372,273
Telecommunications – 8.7%
AT&T, Inc.	115,747	3,716,636
CenturyLink, Inc.	222,694	4,151,016
Verizon Communications, Inc.	74,509	3,748,548
Total Telecommunications		11,616,200
Transportation Infrastructure – 1.6%
Macquarie Infrastructure Corp.	49,800	2,101,560
Total Common Stocks (Cost $95,648,018)		93,989,467
PREFERRED STOCKS – 29.2% (20.5% of Total Investments)
Banks – 17.1%
Bank of America Corp., Series W, 6.63%	20,000	528,000
Bank of America Corp., Series Y, 6.50%	40,000	1,053,200
BB&T Corp., Series E, 5.63%	40,000	1,018,000
BOK Financial Corp., 5.38%	30,000	767,100
Citigroup, Inc., Series J, 7.13%	20,000	554,600
Citigroup, Inc., Series K, 6.88%	40,000	1,098,400
Fifth Third Bancorp, Series I, 6.63%	40,000	1,084,400
First Horizon National Corp., Series A, 6.20%	40,000	1,006,000
First Republic Bank, Series I, 5.50%	56,640	1,407,504
Huntington Bancshares, Inc., Series D, 6.25%	20,000	522,400
JPMorgan Chase & Co., Series AA, 6.10%	40,000	1,054,400
JPMorgan Chase & Co., Series Y, 6.13%	40,000	1,047,200
PNC Financial Services Group, Inc. (The), Series P, 6.13%	20,000	549,000
Regions Financial Corp., Series A, 6.38%	20,000	510,600
Regions Financial Corp., Series B, 6.38%	40,000	1,082,400
TCF Financial Corp., Series C, 5.70%	50,000	1,239,000
US Bancorp, Series F, 6.50%	50,000	1,385,000
Wells Fargo & Co., Series L, 7.50%	3,000	3,778,380
Wells Fargo & Co., Series Q, 5.85%	40,000	1,036,000
Wells Fargo & Co., Series R, 6.63%	80,000	2,200,000
Total Banks		22,921,584
Capital Markets – 4.7%
Apollo Global Management LLC, Series A, 6.38%	60,000	1,519,800
Charles Schwab Corp. (The), Series C, 6.00%	20,000	530,200
Goldman Sachs Group, Inc. (The), Series K, 6.38%	40,000	1,088,800
Morgan Stanley, Series I, 6.38%	60,000	1,611,600
Northern Trust Corp., Series C, 5.85%	20,000	545,400
See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018   5

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (unaudited) (continued)June 30, 2018

Investments	Shares	Value
PREFERRED STOCKS (continued)
Capital Markets (continued)
State Street Corp., Series E, 6.00%	40,000	$1,044,000
Total Capital Markets		6,339,800
Consumer Finance – 1.2%
Capital One Financial Corp., Series D, 6.70%	60,000	1,595,400
Electric Utilities – 0.8%
DTE Energy Co., Series B, 5.38%	20,000	504,800
Southern Co. (The), 6.25%	20,000	526,000
Total Electric Utilities		1,030,800
Insurance – 2.5%
Allstate Corp. (The), Series E, 6.63%	60,000	1,551,000
Hartford Financial Services Group, Inc. (The), 7.88%	20,000	582,000
WR Berkley Corp., 5.75%	50,000	1,237,500
Total Insurance		3,370,500
Real Estate Investment Trusts (REITs) – 1.8%
EPR Properties, Series G, 5.75%	40,000	936,000
Public Storage, Series D, 4.95%	40,000	987,200
Public Storage, Series E, 4.90%	20,000	483,600
Total Real Estate Investment Trusts (REITs)		2,406,800
Venture Capital – 1.1%
Carlyle Group LP (The), Series A, 5.88%	60,000	1,411,200
Total Preferred Stocks (Cost $38,718,282)		39,076,084
MASTER LIMITED PARTNERSHIPS – 10.4% (7.3% of Total Investments)
Hotels, Restaurants & Leisure – 2.3%
Cedar Fair LP	49,833	3,139,977
Oil, Gas & Consumable Fuels – 8.1%
Energy Transfer Partners LP	194,260	3,698,710
Enterprise Products Partners LP	123,107	3,406,371
Plains All American Pipeline LP	155,830	3,683,821
Total Oil, Gas & Consumable Fuels		10,788,902
Total Master Limited Partnerships (Cost $14,761,028)		13,928,879
EXCHANGE-TRADED FUNDS – 9.4% (6.6% of Total Investments)
Debt Funds – 9.4%
iShares iBoxx $High Yield Corporate Bond ETF(a)	54,830	4,664,936
SPDR Bloomberg Barclays High Yield Bond ETF(a)	223,420	7,926,942
Total Exchange-Traded Funds (Cost $13,414,733)		12,591,878

See accompanying Notes to Financial Statements.
6   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (unaudited) (continued)June 30, 2018

Investments	Principal	Value
CORPORATE BONDS – 18.8% (13.2% of Total Investments)
Advertising – 0.2%
WPP Finance 2010 (United Kingdom), 5.63%, 11/15/43	$300,000	$316,193
Aerospace & Defense – 0.4%
BBA US Holdings, Inc., 5.38%, 05/01/26(b)	500,000	500,625
Agriculture – 0.5%
Altria Group, Inc., 9.95%, 11/10/38	100,000	159,270
Altria Group, Inc., 10.20%, 02/06/39	100,000	163,688
Reynolds American, Inc., 8.13%, 05/01/40	150,000	205,772
RJ Reynolds Tobacco Co., 8.13%, 05/01/40	125,000	161,800
Total Agriculture		690,530
Automobiles – 0.3%
Ford Motor Co., 4.75%, 01/15/43	300,000	258,281
General Motors Financial Co., Inc., 4.00%, 01/15/25	150,000	146,585
Total Automobiles		404,866
Biotechnology – 0.2%
Celgene Corp., 5.00%, 08/15/45	300,000	293,571
Commercial Services – 1.8%
Brink’s Co. (The), 4.63%, 10/15/27(b)	750,000	702,187
H&E Equipment Services, Inc., 5.63%, 09/01/25	750,000	739,688
S&P Global, Inc., 6.55%, 11/15/37	150,000	192,147
Verisk Analytics, Inc., 5.50%, 06/15/45	750,000	772,700
Total Commercial Services		2,406,722
Diversified Financial Services – 0.6%
Quicken Loans, Inc., 5.75%, 05/01/25(b)	750,000	735,975
Electric Utilities – 0.4%
Exelon Generation Co. LLC, 5.75%, 10/01/41	300,000	301,909
Iberdrola International BV (Netherlands), 6.75%, 07/15/36	150,000	181,563
Total Electric Utilities		483,472
Environmental Control – 0.1%
Browning-Ferris Industries, Inc., 7.40%, 09/15/35	131,000	172,270
Food Products – 0.6%
Conagra Brands, Inc., 7.13%, 10/01/26	300,000	354,634
Kraft Heinz Foods Co., 5.20%, 07/15/45	300,000	291,950
Kroger Co. (The), 6.90%, 04/15/38	150,000	180,019
Total Food Products		826,603
Food Service – 0.5%
Aramark Services, Inc., 4.75%, 06/01/26	750,000	723,750
Forest Products & Paper – 0.7%
Mercer International, Inc. (Canada), 5.50%, 01/15/26(b)	1,000,000	972,500

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018   7

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (unaudited) (continued)June 30, 2018

Investments	Principal	Value
CORPORATE BONDS (continued)
Healthcare - Services – 0.3%
Dignity Health, 5.27%, 11/01/64	$300,000	$309,413
Humana, Inc., 8.15%, 06/15/38	100,000	139,584
Total Healthcare – Services		448,997
Home Builders – 0.7%
Lennar Corp., 4.75%, 11/29/27	500,000	470,650
PulteGroup, Inc., 5.50%, 03/01/26	500,000	498,750
Total Home Builders		969,400
Hotels, Restaurants & Leisure – 0.4%
Hilton Domestic Operating Co., Inc., 5.13%, 05/01/26(b)	500,000	493,450
Insurance – 0.8%
American International Group, Inc., 6.82%, 11/15/37	150,000	183,405
Assurant, Inc., 6.75%, 02/15/34	150,000	175,096
Protective Life Corp., 8.45%, 10/15/39	125,000	180,376
Wand Merger Corp., 8.13%, 07/15/23(b)	500,000	508,438
Total Insurance		1,047,315
Media – 1.6%
CBS Corp., 4.90%, 08/15/44	300,000	288,510
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.75%, 02/15/28	750,000	681,150
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.38%, 10/23/35	300,000	315,135
Discovery Communications LLC, 4.88%, 04/01/43	300,000	277,860
Time Warner Cable LLC, 7.30%, 07/01/38	150,000	171,315
Time Warner Cable LLC, 5.88%, 11/15/40	100,000	98,535
Viacom, Inc., 5.85%, 09/01/43	300,000	297,788
Total Media		2,130,293
Mining – 0.3%
Arconic, Inc., 6.75%, 01/15/28	150,000	159,945
Barrick North America Finance LLC, 7.50%, 09/15/38	150,000	187,798
Total Mining		347,743
Miscellaneous Manufacturing – 0.8%
Koppers, Inc., 6.00%, 02/15/25(b)	750,000	753,750
Trinity Industries, Inc., 4.55%, 10/01/24	300,000	286,312
Total Miscellaneous Manufacturing		1,040,062
Office & Business Equipment – 0.2%
Xerox Corp., 6.75%, 12/15/39	300,000	303,586
Oil & Gas Services – 0.8%
Cameron International Corp., 5.13%, 12/15/43	300,000	312,774
HollyFrontier Corp., 5.88%, 04/01/26	750,000	809,291
Total Oil & Gas Services		1,122,065

See accompanying Notes to Financial Statements.
8   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (unaudited) (continued)June 30, 2018

Investments	Principal	Value
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels – 1.5%
Apache Corp., 6.00%, 01/15/37	$300,000	$329,096
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/39	150,000	165,636
Enbridge Energy Partners LP, Series B, 7.50%, 04/15/38	150,000	185,591
Oasis Petroleum, Inc., 6.25%, 05/01/26(b)	250,000	254,000
Plains All American Pipeline LP/PAA Finance Corp., 4.30%, 01/31/43	300,000	250,923
Southwestern Energy Co., 6.70%, 01/23/25	150,000	147,656
Southwestern Energy Co., 7.50%, 04/01/26	600,000	623,250
Total Oil, Gas & Consumable Fuels		1,956,152
Pharmaceuticals – 1.0%
Allergan Funding SCS (Luxembourg), 4.85%, 06/15/44	150,000	145,347
Andeavor Logistics LP, Series A, 6.88% (3 Month USD LIBOR + 4.65%), 02/15/23(c)	500,000	497,000
Baxalta, Inc., 5.25%, 06/23/45	300,000	310,236
Express Scripts Holding Co., 6.13%, 11/15/41	300,000	336,811
Total Pharmaceuticals		1,289,394
Pipelines – 1.1%
Enable Midstream Partners LP, 4.95%, 05/15/28	750,000	730,579
EQT Midstream Partners LP, 5.50%, 07/15/28	750,000	751,387
Total Pipelines		1,481,966
Real Estate – 0.2%
CBRE Services, Inc., 4.88%, 03/01/26	300,000	310,561
Real Estate Investment Trusts (REITs) – 0.3%
American Tower Corp., 4.00%, 06/01/25	150,000	147,250
Welltower, Inc., 6.50%, 03/15/41	150,000	183,753
Total Real Estate Investment Trusts (REITs)		331,003
Retail – 0.8%
Macy’s Retail Holdings, Inc., 6.70%, 09/15/28	150,000	158,973
QVC, Inc., 4.45%, 02/15/25	300,000	289,687
Tapestry, Inc., 4.25%, 04/01/25	300,000	297,218
Yum! Brands, Inc., 5.35%, 11/01/43	300,000	264,750
Total Retail		1,010,628
Semiconductors – 0.2%
KLA-Tencor Corp., 5.65%, 11/01/34	300,000	328,877
Technology Hardware, Storage & Peripherals – 0.5%
Hewlett-Packard Co., 6.00%, 09/15/41	300,000	305,816
Seagate HDD Cayman (Cayman Islands), 4.88%, 06/01/27	400,000	373,128
Total Technology Hardware, Storage & Peripherals		678,944
Telecommunications – 0.5%
AT&T, Inc., 6.38%, 03/01/41	395,000	437,331
AT&T, Inc., 4.35%, 06/15/45	300,000	254,800
Total Telecommunications		692,131

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018   9

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (unaudited) (continued)June 30, 2018

Investments	Principal	Value
CORPORATE BONDS (continued)
Toys, Games & Hobbies – 0.3%
Hasbro, Inc., 5.10%, 05/15/44	$300,000	$285,401
Mattel, Inc., 5.45%, 11/01/41	150,000	122,625
Total Toys, Games & Hobbies		408,026
Transportation – 0.2%
Kansas City Southern, 4.30%, 05/15/43	100,000	93,628
Kansas City Southern Railway Co. (The), 4.30%, 05/15/43	150,000	134,366
Total Transportation		227,994
Total Corporate Bonds (Cost $25,232,889)		25,145,664
MORTGAGE BACKED SECURITIES (MBS) – 3.5% (2.4% of Total Investments)
Commercial MBS – 3.5%
Citigroup Commercial Mortgage Trust, Class D, Series 2013-GC11, 04/12/46, 4.57%(b)(d)	275,000	255,619
COMM 2012-CCRE4 Mortgage Trust, Class D, Series 2012-CR4, 10/17/45, 4.73%(b)(d)	420,000	211,548
GS Mortgage Securities Trust, Class C, Series 2014-GC22, 06/12/47, 4.80%(d)	240,000	242,920
GS Mortgage Securities Trust, Class D, Series 2013-GC13, 07/12/46, 4.22%(b)(d)	300,000	275,981
JP MBB Commercial Mortgage Securities Trust, Class D, Series 2013-C12, 07/17/45, 4.23%(d)	250,000	228,293
JP Morgan Chase Commercial Mortgage Securities Corp., Class E, Series 2012-LC9, 12/17/47, 4.52%(b)(d)	400,000	374,778
JP Morgan Chase Commercial Mortgage Securities Trust, Class C, Series 2014-C20, 07/17/47, 4.72%(d)	250,000	249,093
JP Morgan Chase Commercial Mortgage Securities Trust, Class D, Series 2010-C2, 11/18/43, 5.83%(b)(d)	140,000	141,749
JP Morgan Chase Commercial Mortgage Securities Trust, Class D, Series 2011-C5, 08/17/46, 5.59%(b)(d)	400,000	394,629
JP Morgan Chase Commercial Mortgage Securities Trust, Class E, Series 2012-CBX, 06/16/45, 5.21%(b)(d)	400,000	363,716
JP Morgan Chase Commercial Mortgage Securities Trust, Class E, Series 2012-C8, 10/17/45, 4.81%(b)(d)	100,000	93,504
Morgan Stanley Bank of America Merrill Lynch Trust, Class D, Series 2013-C7, 02/16/46, 4.39%(b)(d)	250,000	228,312
Morgan Stanley Bank of America Merrill Lynch Trust, Class D, Series 2013-C11, 08/17/46, 4.50%(b)(d)	250,000	196,773
Wells Fargo Commercial Mortgage Trust, Class D, Series 2012-LC5, 10/17/45, 4.92%(b)(d)	105,000	103,742
WFRBS Commercial Mortgage Trust, Class C, Series 2014-LC14, 03/15/47, 4.34%(d)	375,000	364,043
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C11, 03/17/45, 4.41%(b)(d)	200,000	188,447
See accompanying Notes to Financial Statements.
10   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (unaudited) (continued)June 30, 2018

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (MBS) (continued)
Commercial MBS (continued)
WFRBS Commercial Mortgage Trust, Class D, Series 2012-C10, 12/17/45, 4.59%(b)(d)	$140,000	$109,813
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C14, 06/15/46, 4.11%(b)(d)	400,000	353,747
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C17, 12/17/46, 5.29%(b)(d)	300,000	286,922
Total Mortgage Backed Securities (MBS) (Cost $5,127,453)		4,663,629
MUNICIPAL BONDS – 1.1% (0.8% of Total Investments)
City of Fresno CA Water System Revenue, 6.75%, 06/01/40	200,000	266,060
City of Pompano Beach FL, 5.58%, 01/03/40	285,000	299,236
Health Care Authority For Baptist Health (The), 5.50%, 11/16/43	300,000	337,911
Hillsborough County Aviation Authority, 5.25%, 10/01/41	145,000	155,156
Miami-Dade County Educational Facilities Authority, 5.07%, 04/01/50	200,000	225,182
Port Authority of New York & New Jersey, 4.82%, 06/01/45	150,000	159,079
Total Municipal Bonds (Cost $1,335,309)		1,442,624
Total Investments – 142.7% (Cost $194,237,712)		190,838,225
Line of Credit Payable – (43.4)%		(58,000,000)
Other Assets in Excess of Liabilities – 0.7%		864,873
Net Assets – 100.0%		$133,703,098

ADR - American Depositary Receipt
ETF - Exchange Traded Fund
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
‡
Securities are U.S. securities, unless otherwise noted below.

(a)
Security represents an ETF which invests primarily in debt securities and is considered a debt security for purposes of the Fund’s allocation between equity and debt securities.

(b)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Total fair value of Rule 144A securities amounts to $8,500,205 which represents approximately 6.4% of net assets as of June 30, 2018. Unless otherwise noted, 144A securities are deemed to be liquid.

(c)
Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2018. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread.

(d)
Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. These securities do not indicate a reference rate and spread in their descriptions.

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018   11

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (unaudited) (concluded)June 30, 2018

SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Advertising	0.2%
Aerospace & Defense	0.4
Agriculture	5.8
Automobiles	2.7
Banks	23.9
Biotechnology	0.2
Capital Markets	4.7
Chemicals	1.9
Commercial MBS	3.5
Commercial Services	1.8
Communications Equipment	3.7
Consumer Finance	1.2
Debt Funds	9.4
Diversified Financial Services	0.6
Electric Utilities	6.5
Environmental Control	0.1
Food Products	0.6
Food Service	0.5
Forest Products & Paper	0.7
Healthcare - Services	0.3
Home Builders	0.7
Hotels, Restaurants & Leisure	2.7
Household Durables	1.9
Industrial Conglomerates	1.8
Insurance	3.3
Media	1.6
Mining	0.3
Miscellaneous Manufacturing	0.8
Multi-Utilities	5.3
Municipal Bonds	1.1
Office & Business Equipment	0.2
Oil & Gas Services	0.8
Oil, Gas & Consumable Fuels	14.7
Pharmaceuticals	5.9
Pipelines	1.1
Real Estate	0.2
Real Estate Investment Trusts (REITs)	13.7
Retail	0.8
Semiconductors	0.2
Technology Hardware, Storage & Peripherals	4.5
Telecommunications	9.2
Toys, Games & Hobbies	0.3
Transportation	0.2
Transportation Infrastructure	1.6
Venture Capital	1.1
Total Investments	142.7
Line of Credit Payable	(43.4)
Other Assets in Excess of Liabilities	0.7
Net Assets	100.0%

See accompanying Notes to Financial Statements.
12   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018

Eagle Growth and Income Opportunities Fund Statement of Assets and Liabilities	June 30, 2018 (unaudited)
ASSETS:
Investments, at value (cost $194,237,712)	$190,838,225
Cash	1,038,499
Dividends receivable	754,687
Interest receivable	363,585
Receivable for investment securities sold	775,729
Tax reclaims receivable	59,692
Prepaid expenses	19,857
Total Assets	193,850,274
LIABILITIES:
Borrowings (Note 4)	58,000,000
Payable for investments purchased	1,832,500
Advisory fee payable (Note 5)	134,027
Interest payable (Note 4)	51,964
Investor support services fee payable (Note 5)	7,884
Compliance fee payable (Note 5)	1,270
Other accrued expenses	119,531
Total Liabilities	60,147,176
NET ASSETS	$133,703,098
NET ASSETS CONSIST OF:
Paid-in capital	$136,052,235
Overdistributed net investment income	(734,300)
Accumulated net realized gain on investments and foreign currency	1,784,104
Net unrealized depreciation on investments and foreign currency	(3,398,941)
NET ASSETS	$133,703,098
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,180,875
Net asset value, Per share	$18.62

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018    13

Eagle Growth and Income Opportunities Fund Statement of Operations	For the Six Months Ended June 30, 2018 (unaudited)
INVESTMENT INCOME:
Dividend income (net of foreign tax withheld $35,083)	$3,856,246
Interest income	815,595
Total Income	4,671,841
EXPENSES:
Advisory fees (Note 5)	957,837
Interest expense (Note 4)	773,387
Professional fees	125,867
Trustees fees (Note 5)	65,458
Investor support services fees (Note 5)	85,208
Administration fees	58,050
Printing and postage	22,230
Sub-advisory fees (Note 5)	18,750
Insurance fees	16,911
Compliance fees (Note 5)	13,944
Custody fees	12,397
NYSE Listing fees	11,778
Transfer agent fees	9,283
Other expenses	31,965
Total Expenses	2,203,065
Investor support service Waiver	(22,173)
Net Expenses	2,180,892
Net Investment Income	2,490,949
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments	1,405,241
Net realized gain on foreign currency	884
Total net realized gain	1,406,125
Net change in unrealized depreciation on investments	(8,164,774)
Net change in unrealized appreciation on foreign currency	350
Total net change in unrealized loss	(8,164,424)
Net realized and change in unrealized loss on investments and foreign currency	(6,758,299)
Net Decrease in Net Assets Resulting From Operations	$(4,267,350)

See accompanying Notes to Financial Statements.
14   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018

Eagle Growth and Income Opportunities Fund Statement of Changes in Net Assets	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
OPERATIONS:
Net investment income	$2,490,949	$4,810,382
Net realized gain on investments and foreign currency	1,406,125	2,827,053
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(8,164,424)	4,266,978
Net increase (decrease) in net assets resulting from operations	(4,267,350)	11,904,413
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,145,223)	(6,778,746)
Net realized gains	—	(229,788)
Total distributions to shareholders	(3,145,223)	(7,008,534)
Net increase (decrease) in net assets	(7,412,573)	4,895,879
NET ASSETS:
Beginning of period	141,115,671	136,219,792
End of period	$133,703,098	$141,115,671
Overdistributed net investment income included in net assets at end of period	$(734,300)	$(80,026)

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018    15

Eagle Growth and Income Opportunities Fund
Statement of Cash Flows For the Period Ended June 30, 2018

Cash Flows From Operating Activities:
Net decrease in net assets from operations	$(4,267,350)
Adjustments to reconcile net decrease in net assets from operations to net cash used by operating activities:
Purchases of long-term investments	(32,561,979)
Proceeds from sales of long-term investments	24,836,084
Net decrease in short-term investments	443,783
Net change in unrealized depreciation on investments	8,164,774
Net accretion/amortization of premium or discount	11,611
Net realized gain on investments	(1,405,241)
Increase in receivable for investments sold	(775,729)
Increase in dividends receivable	(102,212)
Increase in interest receivable	(30,660)
Increase in tax reclaims receivable	(12,955)
Decrease in prepaid expenses	9,542
Increase in payable for investments purchased	1,832,500
Decrease in advisory fee payable	(35,861)
Decrease in interest payable	(1,950)
Decrease in sub-advisory fee payable	(18,750)
Decrease in investor support services fee payable	(8,296)
Decrease in compliance fee payable	(1,027)
Decrease in other accrued expenses	(4,271)
Net cash used by operating activities	(3,927,987)
Cash Flows from Financing Activities:
Proceeds from borrowings	8,000,000
Distributions paid	(3,145,223)
Net cash used by financing activities	4,854,777
Net increase in cash	926,790
Cash, beginning of period	111,709
Cash, end of period	$1,038,499
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$775,337
See accompanying Notes to Financial Statements.
16   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018

Eagle Growth and Income Opportunities Fund Financial Highlights	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	For the Period June 19, 2015 Through December 31, 2015
Common Shares
Per Share Operating Performance:
Net asset value, beginning of period	$19.65	$18.97	$17.77	$19.06
Operations:
Net investment income(1)	0.35	0.67	0.69	0.35
Net realized and unrealized gain (loss) on investments, written call and put options and foreign currency	(0.94)	0.99	1.64	(1.09)
Total gain (loss) from investment operations	(0.59)	1.66	2.33	(0.74)
Distributions to shareholders from:
Net investment income	(0.44)	(0.95)	(1.01)	(0.55)
Realized gains	—	(0.03)	—	—
Return of capital	—	—	(0.12)	—
Total distributions to shareholders	(0.44)	(0.98)	(1.13)	(0.55)
Net asset value per share, end of period	$18.62	$19.65	$18.97	$17.77
Market price per share, end of period	$15.38	$16.59	$16.22	$15.16
Total return:(2)
Net asset value	(3.00)%	8.88%	13.32%	(3.93)%
Market value	(4.65)%	8.32%	14.61%	(21.67)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$133,703	$141,116	$136,220	$127,636
Ratio of total expenses, to average net assets	3.30%(3)	2.89%	2.68%	2.62%(3)
Ratio of net expenses, to average net assets	3.26%(3)	2.89%	2.68%	2.62%(3)
Ratio of net investment income, to average net assets	3.73%(3)	3.44%	3.66%	3.55%(3)
Portfolio turnover rate	13%	11%	19%	22%
Borrowings:
Aggregate principal amount, end of period (000s)	$58,000	$50,000	$45,000	$45,000
Average borrowings outstanding during the period (000s)	$56,674	$45,425	$45,000	$44,683
Asset coverage, end of period per $1,000 of debt(4)	$3,305	$3,822	$4,027	$3,836

Note: The financial ratios do not reflect the Fund’s share of income and expenses of the underlying exchange traded funds.
1.
Based on average daily shares outstanding.

2.
Total investment return does not reflect brokerage commissions. Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

3.
Annualized.

4.
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018   17

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited)June 30, 2018

1. ORGANIZATION AND OPERATIONS
Eagle Growth and Income Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a statutory trust established under the laws of Delaware by a certificate of Trust dated April 22, 2013. The Fund commenced operations on June 19, 2015.
The Fund’s investment objective is to provide total return through a combination of current income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in dividend or other income paying equity securities and debt securities, excluding securities that distribute a return of capital, original issue discount bonds and payment-in-kind debt instruments.
Four Wood Capital Advisors LLC (the “Adviser” or “FWCA”) serves as the Fund’s investment adviser. FWCA has engaged Eagle Asset Management, Inc. (“Eagle”), a wholly-owned subsidiary of Raymond James Financial, Inc., as a sub-adviser (“Sub-advisor”) for the Fund, responsible for the management of the Fund’s portfolio of equity and debt securities.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the Fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation
The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Fund’s Adviser and Sub-adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
The Fund’s securities are valued by various methods, as described below:
Exchange traded securities are valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), those securities are valued at the official closing price.
Fixed income securities are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
18   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Money market funds are valued based on the Fund’s proportionate interest in its net assets.
Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2018 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018   19

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of June 30, 2018:
	Level 1	Level 2	Level 3	Total
Assets Type
Common Stocks*	$93,989,467	$—	$—	$93,989,467
Preferred Stocks
Banks	17,370,104	5,551,480	—	22,921,584
Capital Markets	4,820,000	1,519,800	—	6,339,800
Consumer Finance	1,595,400	—	—	1,595,400
Electric Utilities	1,030,800	—	—	1,030,800
Insurance	3,370,500	—	—	3,370,500
Real Estate Investment Trusts (REITs)	483,600	1,923,200	—	2,406,800
Venture Capital	1,411,200	—	—	1,411,200
Corporate Bonds*	—	25,145,664	—	25,145,664
Exchange-Traded Funds*	12,591,878	—	—	12,591,878
Master Limited Partnerships*	13,928,879	—	—	13,928,879
Mortgage Backed Securities*	—	4,663,629	—	4,663,629
Municipal Bonds*	—	1,442,624	—	1,442,624
Total Investments	$150,591,828	$40,246,397	$—	$190,838,225

*
Please refer to the Schedule of Investments for breakdown of valuations by industry.

It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period. Preferred Stocks valued at $2,002,000 were transferred from Level 1 to Level 2 and $2,440,300 were transferred from Level 2 to Level 1 during the period ended June 30, 2018, due to changes in trading volume of the securities. The Fund held no Level 3 securities during the period ended June 30, 2018.
Cash
The Fund’s cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. While the Fund’s cash balance may exceed Insurance limits at times, the risk of loss is remote.
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
Interest Expense
Interest expense primarily relates to the Fund’s borrowings and is recorded on an accrual basis.
20   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of June 30, 2018, the fund is not subject to examination by the Fund’s major tax jurisdictions.
Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
3. FINANCIAL DERIVATIVE INSTRUMENTS
The Fund is authorized to invest in certain derivative instruments, including options. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. During the six months ended June 30, 2018, the Fund had no options activity.
Options
The Fund may write call options on broad-based indices of securities and sectors of securities. An index call option gives the holder of the option, in return for a premium, the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date).
The Fund may also write and purchase put options on individual stocks. A put option gives the holder of the option, in return for a premium, the right, but not the obligation, to sell a stock at a specified price (the strike) on or before a certain date in the future (the expiration date).
The Fund, as writer of an index call option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018   21

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2018

3. FINANCIAL DERIVATIVE INSTRUMENTS (concluded)
The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of  “Options purchased, at value” on the Statement of Assets and Liabilities. The changes in values of options purchased during the period are recognized as a component of  “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. When a purchased option expires or the Fund enters into a closing purchase transaction, the difference between the net premium paid and any amount received on executing a closing sale transaction, less commission, is recognized as a component of  “Net realized gain (loss) on investments” on the Statement of Operations.
When a Fund writes an option, an amount equal to the net premium received (the premium less commission) received is recorded as a liability in “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in values of the options written during the period are recognized as a component of  “Net change in unrealized appreciation (depreciation) on written call and put options” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of  “Net realized gain (loss) on written call and put options” on the Statement of Operations. The Fund, as writer of options, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.
Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral. As of June 30, 2018, the Fund held no written call or put options.
Derivative Risks
The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experienced by the Fund.
4. BORROWINGS
The Fund maintains a $60 million credit facility with Societe Generale, New York Branch (the “Credit Facility”). The Credit Facility bears an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to 0.45% on any day that the outstanding principal balance is less than 75% of the Credit Facility. The per annum rate of interest for borrowings under the Credit Facility is equal to the London Interbank Offered Rate LIBOR for one month plus 0.95% per annum and is payable monthly. In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 33 1∕3% of the Fund’s Managed Assets at the time of borrowing. Borrowings under the Credit Facility are secured by the Fund’s assets as collateral.
22   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2018

4. BORROWINGS (concluded)
At June 30, 2018, the Fund had borrowings outstanding of  $58,000,000 at an interest rate of 2.93%. For the six months ended June 30, 2018, the Fund did not incur any unused commitment fees as the outstanding principal balance exceeded 75% of the Credit Facility and the Amended Credit Facility. For the six months ended June 30, 2018, the average borrowings and average interest rate under the Credit Facility and the Amended Credit Facility were $56,674,033 and 2.71%, respectively. As of June 30, 2018, the Fund’s effective leverage represented 30.3% of the Fund’s Managed Assets. Due to the short term nature of the Credit Facility, face value approximates fair value at June 30, 2018.
Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times outstanding borrowings and eligible collateral coverage of two times outstanding borrowings.
The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

•
the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
The Adviser administers the business and also selects (subject to Board approval), contracts with and compensates Eagle to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund’s portfolio of assets but has ultimate responsibility to oversee Eagle. In this connection, the Adviser monitors Eagle’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviews Eagle’s performance and reports periodically on such performance to the Board.
The Fund pays the Adviser as compensation under an advisory agreement an annual fee in the amount of 0.85% of the average daily Managed Assets. Prior to May 24, 2018, the Fund paid the Adviser an annual fee in the amount of 1.05% of the average daily Managed Assets. Eagle receives under a sub-advisory agreement a monthly fee computed at the annual rate of 50% of the advisory fees paid to the Advisor. These fees are paid by the Adviser to Eagle.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018   23

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2018

5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS (concluded)
The Fund has retained Four Wood Capital Partners LLC (“FWCP”), an affiliate of the Adviser, to provide investor support services in connection with the on-going operation of the Fund. Such services include providing on-going contact, with respect to the Fund and its performance, with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Fund’s common shares, and with the closed-end analyst community regarding the Fund on a regular basis. The Fund pays FWCP as compensation under an investor support services agreement an annual fee in the amount of 0.05% of the average daily Managed Assets of the Fund. Prior to May 24, 2018, the Fund paid FWCP an annual fee in the amount of 0.10% of the average daily Managed Assets of the Fund. For the period March 1, 2018 to May 24, 2018, FWCP waived 50% of the investor support services fee paid by the Fund. FWCP may separately contract with and coordinate the activities of a third party to provide certain of the above described services.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
Foreside Compliance Services, LLC provides a Chief Compliance Officer to the Fund.
The Fund pays every independent trustee a fee of  $17,000 per annum, plus $3,000 per in person meeting fee and $500 per substantive conference call fee for serving as a trustee of the Fund. In addition, the Fund pays members of the Audit Committee a fee of  $2,000 per annum and members of the Nominating and Corporate Governance Committee a fee of  $1,000 per annum. Interested trustees and Fund officers do not receive any remuneration from the Fund.
6. PORTFOLIO TRANSACTIONS
For the six months ended June 30, 2018, purchases and sales of investments, other than short-term securities, were $32,561,979 and $24,346,746, respectively.
7. CAPITAL
The following is a summary of share transactions for the six months ended June 30, 2018:
Shares of common stock, beginning of period	7,180,875
Change in shares of common stock outstanding	—
Shares of common stock, end of period	7,180,875

8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the period ended June 30, 2018 the Fund did not incur any income tax interest or penalties. As of June 30, 2018, the Advisor has reviewed all open tax years and concluded that there was no impact to the Fund’s net asset or results of operations. All tax periods will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.
24   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2018

8. INCOME TAX INFORMATION (concluded)
The Fund distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.
The amount and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at the fiscal year end; accordingly, tax basis balances have not been determined as of June 30, 2018.
As determined at December 31, 2017 certain permanent differences between financial and tax accounting were reclassified. The differences were primarily due to the differing tax treatment of certain investments and dividend re-designations. The amounts reclassified did not affect the net assets. The reclassifications decreased accumulated net realized gain on investments, written options and foreign currency by $1,914,004, decreased overdistributed net investments income by $1,888,338 and increased paid-in capital by $25,666.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2016 and 2017 are as follows:
Year	Ordinary Income*	Return of Capital	Long-Term Capital Gain
2016	$7,036,226	$840,271	$201,987
2017	$5,852,658	$—	$1,155,876

*
For tax purposes short-term capital gain distributions are considered ordinary income distributions.

At December 31, 2017, the Fund had no capital loss carry forwards which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses with no expiration.
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. The Fund did not have post October losses.
At December 31, 2017 the tax components of net assets were as follows:
Distributions in excess of Net Investment Income	Accumulated Net Realized Loss on Investments	Net Unrealized Appreciation on Investments
$ —	$398,553	$4,664,883
At June 30, 2018, the cost basis of portfolio securities for federal income tax purposes is $194,338,312. Gross unrealized appreciation is $9,998,106, gross unrealized depreciation is $(13,498,193) and net unrealized depreciation is $(3,500,087). The difference between book and tax basis cost of investments and net unrealized appreciation are primarily attributable to partnership adjustments.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018   25

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (concluded)June 30, 2018

9. SHAREHOLDER CONCENTRATION
As of June 30, 2018, based on public filings and/or information provided by such person, the following shareholder owns more than 5% of the outstanding shares of the Fund:
Shareholder	Percent of Ownership
Raymond James & Associates	18.6%
RiverNorth Capital Management, LLC	7.5%
The Fund’s market price may experience adverse effects when certain large shareholders, such as the other funds, institutional investors, financial intermediaries and other investors purchase or sell a large number of shares of the Fund. While such large shareholder transactions would not impact the Fund’s liquidity or market value of the Fund’s investments, such transactions could have an impact on the Fund’s market price and also impact the premium or discount of the market price of its NAV in a more volatile manner than trading by shareholders with smaller holdings.
10. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On July 31, 2018, the Fund paid a regularly scheduled dividend in the amount of $0.073 per share to shareholders of record on July 17, 2018.
The Fund declared a regularly scheduled distribution in the amount of  $0.073 per share payable on August 31, 2018 to shareholders of record as of August 17, 2018.
26   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018

Eagle Growth and Income Opportunities Fund
Board Review of Investment Advisory Agreement and Subadvisory Agreements (unaudited)June 30, 2018

Background
At an in-person meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Eagle Growth and Income Opportunities Fund (the “Fund”) on May 24, 2018, the members of the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, considered and re-approved (i) the investment advisory agreement (the “Advisory Agreement”) between Four Wood Capital Advisors, LLC (the “Adviser”) and the Fund, pursuant to which the Adviser provides the Fund with investment advisory and administrative services and (ii) the subadvisory agreement (the “Subadvisory Agreement”) between the Adviser and Eagle Asset Management, Inc. (the “Subadviser”), pursuant to which the Subadviser provides day-to-day management of the Fund’s investments. The Advisory Agreement and the Subadvisory Agreement are together referred to as the “Agreements.” In advance of the Meeting, the Adviser and the Subadviser provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. At a telephonic meeting of the Board on April 13, 2018, the Independent Trustees discussed the written response with representatives of the Adviser and the Subadviser. Following the telephonic meeting, the Adviser and the Subadviser provided additional materials in response to a follow up request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel concerning the duties of board members in considering approval of investment advisory agreements.
At the Meeting, the Trustees reviewed the Agreements, including information regarding the nature, extent and quality of the services provided by the Adviser and the Subadviser; the investment performance of the Fund; the fees and expenses to be paid by the Fund and the profits to be realized by the Adviser, the Subadviser and any affiliates from their respective relationships with the Fund; the extent to which economies of scale may be realized as the Fund grows; and any collateral benefits received by the Adviser or the Subadviser and any affiliates from their respective relationships with the Fund or the Fund’s service providers.
In its consideration of the reapproval of the Agreements, the Board considered the following factors:
Nature, Extent and Quality of Services Provided
The Board reviewed and considered various data and information regarding the nature, extent and quality of the services provided by the Adviser and Subadviser under the Agreements, which had been provided in connection with the meeting or obtained in connection with previous Board meetings or discussions with the Adviser or Subadviser. The Board also reviewed information about the background and experience of the staff of the Adviser and the investment personnel of the Subadviser primarily responsible for the day to day portfolio management of the Fund. The Board also considered the Adviser’s overall ability to manage and administer the Fund as well as to oversee the Fund’s other service providers. The Board evaluated the ability of the Adviser and the Subadviser, considering their financial condition, resources, reputation and other attributes, to attract and retain highly qualified personnel. In this regard, the Board considered information regarding the Subadviser’s compensation program for its personnel involved in the portfolio management of the Fund and recent changes in personnel of the Adviser.
The Board reviewed the Adviser’s process for monitoring and evaluating the Subadviser. The Board considered the effectiveness of the Subadviser’s policies in achieving the best execution of portfolio transactions and whether and to what extent “soft dollar” benefits are sought. The Board noted that the Adviser does not conduct trades on behalf of the Fund and reviewed the policies of the Subadviser regarding the allocation of portfolio investment opportunities among the Fund and other clients.
In addition, the Board considered the legal, compliance and internal risk management programs of the Adviser and the Subadviser. The Board also considered the Adviser’s and the Subadviser’s disaster recovery and business continuity plans, cybersecurity programs and procedures and the Subadviser’s corporate action policies and procedures and proxy voting policies. The Board concluded that the nature and quality of services provided by the Adviser and the Subadviser were appropriate and supported continuation of the Agreements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018   27

Eagle Growth and Income Opportunities Fund
Board Review of Investment Advisory Agreement and Subadvisory Agreements (unaudited) (continued) June 30, 2018

Performance
The Board considered the Fund’s performance results over various periods ended March 31, 2018. It also considered these results in comparison to the performance results of other funds in appropriate peer universes and to benchmark indices as provided by Broadridge Financial Solutions, Inc. (“Broadridge”). The Board referenced the performance portion of the Broadridge presentation included in the meeting materials and noted that the Fund had performed below the average of its peer universe for the one-year and two-year periods and since inception. The Board considered the impact of the Fund’s structure as a term fund and its focus on capital preservation on the Fund’s performance and the Subadviser’s ongoing efforts to enhance the Fund’s performance. The Board also noted that the Fund’s options strategy, which was terminated effective December 31, 2017, had negatively affected the Fund’s performance since inception.
Investment Advisory Fee Rates
The Board considered that it had requested that the Adviser reduce its contractual investment advisory fee rate payable by the Fund to the Adviser, and the Adviser agreed to a 20 basis point reduction in the contractual investment advisory fee rate. The Board also considered the “fee split” between the Adviser and the Subadviser and noted that the Subadviser had agreed to reduce the fees charged to the Adviser by a proportionate amount to the proposed reduction by the Adviser. The Board considered the Adviser’s representation that the split represented a reasonable allocation of the responsibilities between the Adviser and the Subadviser. The Board concluded that the advisory and subadvisory fees were appropriate in light of the services provided by the Adviser and the Subadviser respectively.
The Board received and considered a profitability analysis of the Adviser and Subadviser with respect to the Fund. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that the Adviser and Subadviser respectively received with regard to providing these services to the Fund were not excessive.
Economies of Scale
It was noted that, because the Fund is a closed-end fund that is not continually offering shares, any increase in asset levels generally would have to come from material appreciation through investment performance or through new issuance (e.g., rights offering), which had not occurred. It was further noted that the Fund’s investment objective is to provide current income and that much of the Fund’s realized income was distributed to shareholders through monthly dividends. Economies of scale, therefore, were not a factor that figured predominantly in the Board’s deliberations.
Other Benefits to the Adviser and Subadviser and Their Affiliates
The Board received and considered information regarding potential collateral benefits to the Adviser and the Subadviser as a result of their respective relationships with the Fund or the Fund’s service providers. The Board considered the Investors Support Services Agreement between the Fund and Four Wood Capital Partners, LLP (“FWCP”), an affiliate of the Adviser, pursuant to which FWCP provides the Fund with certain services not otherwise provided under the Advisory Agreement, and the Fund pays FWCP for such services. The Board also considered that FWCP, at the request of the Independent Trustees, agreed to a five basis point reduction in the fees payable under the Investor Support Services Agreement, which made permanent a fee waiver of the same amount that had been in place at the request of the Independent Trustees since March 1, 2018.
Conclusion
After deliberation and consideration of the information provided, including weighing all of the above factors, the Board unanimously concluded that the advisory fees, as revised, were reasonable in light of the services to be provided by the Adviser and Subadviser to the Fund. Further, the Board unanimously concluded that it would be in the best interests of the Fund and its shareholders to re-approve and continue
28   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018

Eagle Growth and Income Opportunities Fund
Board Review of Investment Advisory Agreement and Subadvisory Agreements (unaudited) (concluded) June 30, 2018 each of the Agreements for a one-year period ending May 31, 2019. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. It is possible that each Trustee may have weighed these factors differently in reaching their individual decisions to reapprove the Agreements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018   29

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited)June 30, 2018

Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The Eagle Growth and Income Opportunities Fund (the “Fund”) and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the investment advisor who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
30   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (continued)June 30, 2018

Dividend Reinvestment Plan
The Dividend Reinvestment Plan (“Plan”) for Eagle Growth and Income Opportunities Fund (“Fund”), provides that a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) will be automatically enrolled in the Plan (each, a “Participant” and collectively, “Participants”). All dividends and distributions on such Shareholder’s Common Shares will be reinvested by American Stock Transfer and Trust Company, LLC (“Plan Administrator”), as agent for Shareholders in administering the Plan, in additional Common Shares. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be paid in cash, please contact your broker.
Plan Details
1.
The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.
If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may

   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018   31

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (concluded)June 30, 2018

Dividend Reinvestment Plan (continued)

cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
3.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

4.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.
There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.10 per Common Share sold. All per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

7.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, American Stock Transfer and Trust Company LLC, by telephone, 1-888-486-2770, through the Internet at www.amstock.com or in writing to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

32   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018

Eagle Growth and Income Opportunities Fund
Additional Information (unaudited) June 30, 2018

Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Securities and Exchange Commission’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Fund’s Sub-Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 855-456-3927; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the Sub-Adviser voted these proxies during the most recent twelve-month period ending December 31 will be available, without charge, upon request by calling 1-855-456-3927 and on the Commission’s website.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018   33

Trustees
Steven A. Baffico
Joseph L. Morea*#
Laurie A. Hesslein*#
Ronald J. Burton*#
Michael Perino*#
Officers
Steven A. Baffico
Tracy Dotolo
Stephanie Trell
Jack P. Huntington
Investment Adviser
Four Wood Capital Advisors LLC
Sub-Adviser
Eagle Asset Management Inc.
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP
Legal Counsel
Dechert LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

This report, including the financial information herein, is transmitted to the shareholders of Eagle Growth and Income Opportunities Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on Form N-Q is also available on the Fund’s website at www.fwcapitaladvisors.com/funds/egif.
Information on the Fund is available at www.fwcapitaladvisors.com/funds/egif or by calling the Fund’s investor servicing agent at 855-456-3927.
34   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2018

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in any securities lending activity during the fiscal period reported on the Form N-CSR.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Eagle Growth and Income Opportunities Fund

By (Signature and Title)*    /s/ Steven A. Baffico

Steven A. Baffico, President

(principal executive officer)

Date 9/5/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Steven A. Baffico

Steven A. Baffico, President

(principal executive officer)

Date 9/5/2018

By (Signature and Title)*    /s/ Tracy Dotolo

Tracy Dotolo, Treasurer, Principal Financial Officer and Principal

Accounting Officer

(principal financial officer)

Date 9/5/2018

* Print the name and title of each signing officer under his or her signature.